SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                           _________________________

                                   FORM 8-K
                                CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934
                           _________________________
      Date of Report (date of earliest event reported):  August 14, 2009

                    MID-WISCONSIN FINANCIAL SERVICES, INC.
            (Exact name of registrant as specified in its charter)

       WISCONSIN                     0-18542                 06-1169935
       (State or Other            (Commission File         (IRS Employer
       Jurisdiction of               Number)                Identification
       Incorporation)                                       Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
         (Address of principal executive offices, including Zip Code)

                                (715) 748-8300
              Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


            On August 14, 2009, Mid-Wisconsin Financial Services, Inc. issued a press release announcing its results of operations for the quarter and year ended June 30, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 8.01.
           OTHER EVENTS.

           Also on August 14, 2009, the Company published a letter to its shareholders regarding, among other things, the Company's second quarter results of operations and the suspension of the semi-annual cash dividend. A copy of the letter is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

                  FORWARD-LOOKING STATEMENTS

      The letter to the Company's shareholders described and incorporated by reference herein contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.Such forward-looking statements may include, without limitation, statements regarding expected financial and operating activities and results that are preceded by, followed by, or that include words such as "may," "expects," "anticipates," "estimates" or "believes." Such statements are subject to important factors that could cause the Company's actual results to differ materially from those anticipated by the forward-looking statements. These factors include (i) the Company's exposure to the volatile commercial and residential real estate markets, which could result in increased charge-offs and increases in the Company's allowance for loan and lease losses to compensate for potential losses in its real estate loan portfolio, (ii) adverse changes in the financial performance and/or condition of the Company's borrowers, which could impact repayment of such borrowers' outstanding loans, (iii) the Company's ability to maintain required levels of capital, (iv)fluctuation of the Company's stock price, and (v) those factors referenced in Part II, Item 1A. Risk Factors in the Company's quarterly report on Form 10-K for the period ended December 31, 2008, and as may be described from time to time in the Company's subsequent SEC filings, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect only the Company's belief as of the date of the letter to shareholders and this report. Except as required by federal securities law, the Company undertakes no obligation to update these forward-looking statements or reflect events or circumstances after the date of the letter to shareholders or this report.

ITEM 9.01.
           FINANCIAL STATEMENTS AND EXHIBITS.

           EXHIBIT NO.                        DESCRIPTION

           99.1                    Press Release dated August 14, 2009

           99.2                Letter to Shareholders dated August 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  August 14, 2009         By:  JAMES F. WARSAW
                                    James F. Warsaw
                                    President and Chief Executive Officer

                                 EXHIBIT INDEX

EXHIBIT NO.  DESCRIPTION
99.1         *Press release dated August 14, 2009
99.2        Letter to Shareholders dated August 14, 2009

   o This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.